NATIONWIDE MUTUAL FUNDS
Nationwide Small Company Growth Fund

Supplement dated March 5, 2012
to the Prospectus dated December 15, 2011

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

On page 8 of the Prospectus, under the section “The Subadviser’s Past Performance,” the performance of the Similar Mutual Fund for the periods ending September 30, 2011 is updated for the periods ending December 31, 2011 as follows:

For the periods ending December 31, 2011	One Year	Three Years	Five Years	Ten Years
Similar Fund Performance (no sales charges apply)
	0.11%	21.33%	8.62%	4.50%
Benchmark
Russell 2000® Index	-4.18%	15.63%	0.15%	5.62%
Russell 2000® Growth Index	-2.91%	19.00%	2.09%	4.48%

The performance information for the Similar Mutual Fund is shown for a ten-year period, and reflects the past performance of shares of the Similar Mutual Fund only. The investment return and principal value of an investment in a mutual fund will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The current performance of the Similar Mutual Fund may be lower or higher than the performance data quoted.  Instances of high double-digit returns are not typical, may not be sustained, and were primarily obtained during favorable market conditions.

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